                                 EXHIBIT 99.2

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The Acquisition will be accounted for as a purchase business combination by the Company. The pro forma combined condensed financial statements are based on the historical financial statements of the Company and CGIT. This exhibit to the Company's Current Report on Form 8-K/A includes the following unaudited pro forma combined condensed financial statements: (I) Unaudited Pro Forma Combined Condensed Balance Sheet of the company and CGIT as of August 31, 1999; (ii) Unaudited Pro Forma Combined Condensed Statements of Operations of the company and CGIT for the six months ended August 31, 1999 and the year ended February 28, 1999. (iii) related notes thereto. The unaudited pro forma combined condensed balance sheet assumes the Acquisition had been consummated on August 31, 1999. The unaudited pro forma combined condensed statements of operations assume the Acquisition had been consummated on March 1, 1998.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been reported if the Acquisition had been consummated as presented in the accompanying unaudited pro forma combined condensed financial statements, not is it necessarily indicative of the Company's future financial position or results of operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to unaudited pro forma combined condensed financial statements.

     These unaudited pro forma combined condensed financial statements are based on and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company and the financial statements and notes thereto of CGIT for the year ended December 31, 1998.

                            AZTEC MANUFACTURING CO.
             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                August 31, 1999
                                (IN THOUSANDS)

                                                                                                Purchase
                                                                                               Accounting
                                                                Aztec               CGIT       Adjustments              Pro Forma
                                                             Historical          Historical     (Note 2)                Combined
                                                       ----------------------    ----------    ------------         ----------------
Assets
------

Current assets
    Cash and cash equivalents                                      $     412         $    4        $     -               $    416
    Accounts receivable, net of allowance for
      doubtful accounts of $511,855                                   14,521          1,363                                15,884
    Inventories:
       Raw materials                                                   6,829            790                                 7,619
       Work-in process                                                 1,293            311                                 1,604
       Finished goods                                                  1,984              -                                 1,984
    Prepaid expenses and other                                           211             64                                   275
    Revenue in excess of billings                                          -          2,020                                 2,020
                                                       ----------------------    ----------    ------------         ----------------
          Total current assets                                        25,250          4,552                                29,802

Long-term investments                                                    200              -                                   200
Property, plant and equipment, net                                    22,830            728            775  (c)            24,333
Intangible assets, net                                                 8,678                         6,801  (d)            15,479
Other assets                                                             337            365           (365) (c)               337
                                                       ----------------------    ----------    ------------         ----------------
         Total Assets                                              $  57,295         $5,645        $ 7,211               $ 70,151
                                                       ======================    ==========    ============         ================

Liabilities and Shareholders' Equity
------------------------------------

Current liabilities:
    Accounts payable                                               $   5,228         $  412        $     -               $  5,621
    Other payables                                                         -          1,546                                 1,546
    Other accrued liabilities                                          4,794            287                                 5,100
    Long-term debt due within one year                                 3,135              -                                 3,135
                                                       ----------------------    ----------    ------------         ----------------
        Total current liabilities                                     13,157          2,245                                15,402

Long-term debt due after one year                                     13,719              -         10,611  (a)            24,330
Net deferred income tax liability                                        493              -                                   493

Shareholders' equity:
    Common stock, $1 par value
        Shares authorized - 25,000,000
        Shares issued - 6.304,580                                      6,304              -                                 6,304
    Capital in excess of par value                                    11,353              -                                11,353
    Retained earnings                                                 26,715          3,400         (3,400) (b)            26,715
    Less common stock held in treasury, at cost
         (1,555,636 shares)                                          (14,446)             -                               (14,446)
                                                       ----------------------    ----------    ------------         ----------------
          Total shareholders' equity                                  29,926          3,400         (3,400)                29,926
                                                       ----------------------    ----------    ------------         ----------------
          Total Liabilities and Shareholders' Equity               $57,295.0         $5,645        $ 7,211               $ 70,151
                                                       ======================    ==========    ============         ================

                            See Accompanying Notes

                            AZTEC MANUFACTURING CO.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED AUGUST 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         CGIT
                                                       ------------------------------------------
                                             Aztec                                     Deduct
                                           Historical    Historical    Historical    Historical
                                           Six Months   Eight Months   Two Months    Six Months    Purchase
                                             Ended         Ended         Ended         Ended       Accounting
                                           August 31,    August 31,    February 28,   August 31,   Adjustments        Pro Forma
                                                 1999      1999           1999         1999         (Note 3)          Combined
                                         ------------  ------------  --------------  -----------   ------------     -------------

Net Sales                                  $   41,657   $     7,258   $       1,788   $    5,470    $       -        $     47,127
Costs and expenses:
    Cost of Sales                              30,841         4,877             874        4,003             49 (a)        34,893
    Selling, general, and administrative        5,347           978             238          740            226 (a)         6,313
    Allocation from Parent                        -             332              81          251            -                 251
    Interest expense (Income)                     675           (76)            (15)         (61)           302 (b)           916
    Other (income) expense, net                    28           -               -            -              -                  28
    Loss on Advances to affiliate                   0             0               0          -              -                 -
                                         ------------  ------------  --------------  -----------   ------------     -------------
                                               36,891         6,111           1,178        4,933            577            42,401
                                         ------------  ------------  --------------  -----------   ------------     -------------

Income before income taxes                      4,766         1,147             610          537           (577)            4,726

Income taxes:
    Current expense                             1,788           430             229          201           (213) (d)        1,776
    Deffered (benefit) expense                    -             -               -            -              -                 -
                                         ------------  ------------  --------------  -----------   ------------     -------------
                                                1,788           430             229          201           (213)            1,776
                                         ------------  ------------  --------------  -----------   ------------     -------------
    Net Income                             $    2,978        $  717          $  381       $  336        $  (364)          $ 2,950
                                         ============  ============  ==============  ===========   ============     =============

Earnings per common share:
    Basic                                  $     0.63                                                                     $  0.62
                                         ============                                                               =============
    Diluted                                $     0.63                                                                     $  0.62
                                         ============                                                               =============

Shares used to compute per share data:
    Basic                                   4,741,853
    Diluted                                 4,760,329

                            See Accompanying Notes

                            AZTEC MANUFACTURING CO.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED FEBRUARY 28, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 CGIT
                                                        ------------------------------------------------------
                                           Aztec                         Deduct         Add
                                         Historical                    Historical    Histrical
                                            Year        Historical     Two Months    Two Months   Historical    Purchase
                                            Ended       Year Ended       Ended         Ended      Year Ended   Accounting
                                          February 28,  December 31,  February 28,   February 28, February 28, Adjustments Pro Forma
                                             1999            1998          1998         1999        1999        (Note 3)   Combined
                                           -----------  -------------   -----------  ---------  -------------- ----------- ---------
Net Sales                                  $    80,922  $     12,209   $     2,606   $   1,788  $     11,391   $   -       $ 92,313
Costs and expenses:
    Cost of Sales                               62,525         8,964         1,708         874         8,130        97 (a)   70,752
    Selling, general, and administrative         9,710         1,024           193         319         1,150       453 (a)   11,313
    Allocation from Parent                         -             371           -           -             371                    371
    Net (gain) loss on asle of property,
         plant and equipment                        (2)          -             -           -             -         -             (2)
    Interest expense (Income)                      982           -             -           (15)          (15)      604 (b)    1,571
    Other (income) expense, net                    (93)          -             -           -             -         -            (93)
    Loss on Advances to affiliate                  -             298           -           -             298      (298)(c)      -
                                           -----------  -------------   -----------  ---------  -------------- ----------- ---------
                                                73,122        10,657         1,901       1,178         9,934       856       83,912
                                           -----------  -------------   -----------  ---------  -------------- ----------- ---------

Income before income taxes                       7,800         1,552           705         610         1,457      (856)       8,401

Income taxes:
    Current expense                              3,005           630           264         229           595      (304)(d)    3,296
    Deffered (benefit) expense                     (79)          -             -           -             -         -            (79)
                                           -----------  -------------   -----------  ---------  -------------- ----------- ---------
                                                 2,926           630           264         229           595      (304)       3,217
                                           -----------  -------------   -----------  ---------  -------------- ----------- ---------
    Net Income                             $     4,874  $        922    $      441   $     381  $        862   $  (552)    $  5,184
                                           ===========  =============   ===========  =========  ============== =========== =========

Earnings per common share:
    Basic                                   $     0.87                                                                        $0.92
                                            ==========                                                                     =========
    Diluted                                 $     0.86                                                                        $0.92
                                            ==========                                                                     =========

 Shares used to compute per share data:
    Basic                                    5,614,019
    Diluted                                  5,650,744

                            See Accompanying Notes

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1.   GENERAL

     The Acquisition will be accounted for as a purchase business combination by the Company. The accompanying unaudited pro forma combined condensed financial statements reflect an aggregate purchase price of approximately $10.6 million, consisting of cash paid to ABB plus costs directly related to the Acquisition as follows (in thousands):

          Cash paid to ABB...................................       $10,900
          Investment advisor, legal,
             accounting and other professional
             fees and expenses................................          140
          Tax benefit from Acquisition........................         (429)
                                                                -----------
                                                                    $10,611

     For purposes of the accompanying unaudited pro forma combined condensed balance sheet, the aggregate purchase price has been allocated to the net assets acquired, with the remainder recorded as excess cost over net assets acquired on the basis of preliminary estimates of fair values. These preliminary estimates of fair value were determined by the Company's management based primarily on information furnished by management of CGIT and an independent appraiser.


2.   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

     The accompanying unaudited pro forma combined condensed balance sheet assumes the Acquisition was consummated on August 31, 1999 and reflects the following pro forma adjustments:

          (a)  To record new debt for purchase of CGIT
          (b)  Adjust assets to appraised values.
          (c)  To record excess cost over net assets acquired.


3.   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

     The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the Acquisition was consummated as of March 1, 1999 and reflect the following adjustments:

          (a) To record additional depreciation due to increase in appraisal of assets and amortization of goodwill.
          (b) To record additional interest expense on debt related to the Acquisition.
          (c)  To eliminate loss on advances to affiliate.
          (d) To adjust taxes expense for effect of Purchase Accounting Adjustments (a) through (c).


4.   UNAUDITED PRO FORMA COMBINED EARNINGS PER COMMON SHARE DATA

     The unaudited pro forma combined primary earnings per common share data is computed by dividing pro forma combined income by the weighted average number of common shares and common share equivalents represented by stock options, if the exercise of such options would have a dilutive effect in the aggregate.

                                       5